UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 15, 2007

FIDELITY NATIONAL FINANCIAL, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	001-32630 (Commission File Number)	16-1725106 (IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida (Address of principal executive offices)		32204 (Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
FIDELITY NATIONAL TITLE GROUP, INC.
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
We previously announced that a webcast replay of our presentation made at the Stephens Conference on June 7, 2007 would be available on our website. That presentation is included as an exhibit to this Form 8-K and is currently available on our website, www.fnf.com.
As described in Item 7.01 above of the Current Report, this Form 8-K is “furnished” and not “filed.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
Exhibit No.
99.1	Presentation made at the Stephens Conference on June 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC. (Formerly Fidelity National Title Group, Inc.)
Dated: June 15, 2007	By:	/s/ Anthony J. Park
Anthony J. Park
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation made at the Stephens Conference on June 7, 2007.

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